UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 3, 2004
                                                   -----------------


                                Dana Corporation
             (Exact name of registrant as specified in its charter)


  Virginia                             1-1063                     34-4361040
  --------                            ------                      ----------
(State or other jurisdiction   (Commission File Number)         (IRS Employer
     of incorporation)                                    Identification Number)

    4500 Dorr Street, Toledo, Ohio                             43615
    ------------------------------                             -----
(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (419) 535-4500
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Item 5.  Other Events and Regulation FD Disclosure.

         Dana Corporation's Board of Directors has named Michael J. Burns as Chief Executive Officer, President and a Director of the company, effective March 1, 2004. Mr. Burns, who has been President of General Motors Europe since 1998, succeeds the late Joseph M. Magliochetti, who passed away in September 2003.

         Dana's Board has also appointed Glen H. Hiner as Chairman of the Board, effective February 3, 2004. Mr. Hiner had served as Acting Chairman of the Board since September 2003.

         William J. Carroll, who has served as Dana's Acting President and Chief Operating Officer since September 2003, will continue in those positions until March 1, 2004, at which time he will retire from the company.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            Dana Corporation
                                            (Registrant)

Date:  February 4, 2004                     By:  /s/ Michael L. DeBacker
       ----------------                          -----------------------
                                                 Michael L. DeBacker
                                                 Vice President, General Counsel
                                                 and Secretary



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